UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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ONCOMED PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

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ONCOMED PHARMACEUTICALS, INC.

800 Chesapeake Drive

Redwood City, California 94063

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 22, 2018

To the Stockholders of OncoMed Pharmaceuticals, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of OncoMed Pharmaceuticals, Inc., a Delaware corporation (referred to herein as the “Company,” “we” or “our”), will be held on June 22, 2018, at 8:00 a.m. local time, at the Company’s headquarters located at 800 Chesapeake Drive, Redwood City, California 94063 for the following purposes:

1.	To elect two directors to hold office until the 2021 annual meeting of stockholders or until their successors are elected;
2.

To ratify the selection, by the audit committee of our Board of Directors, of Ernst & Young LLP as the independent registered public accounting firm of the Company for the Company’s fiscal year ending December 31, 2018; and

3.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement. Only stockholders who owned our common stock at the close of business on April 23, 2018 (the “Record Date”) can vote at this meeting or any adjournments that take place.

We have elected to use the Internet as our primary means of providing our proxy materials to stockholders. Consequently, stockholders will not receive paper copies of our proxy materials, unless they specifically request them. We will send a Notice of Internet Availability of Proxy Materials on or about May 11, 2018 to our stockholders of record as of the close of business on the Record Date. We are also providing access to our proxy materials over the Internet beginning on or about April 27, 2018. Electronic delivery of our proxy materials will significantly reduce our printing and mailing costs, and the environmental impact of the proxy materials.

The Notice of Internet Availability of Proxy Materials contains instructions for accessing the proxy materials, including the Proxy Statement and our annual report, and provides information on how stockholders may obtain paper copies free of charge. The Notice of Internet Availability of Proxy Materials also provides the date, time and location of the Annual Meeting; the matters to be acted upon at the meeting and the recommendation from our Board of Directors with regard to each matter; and information on how to attend the meeting.

It is important that your shares be represented and voted whether or not you plan to attend the Annual Meeting in person. You may vote on the Internet, by telephone or by completing and mailing a proxy card or the form forwarded by your bank, broker or other holder of record. Voting over the Internet, by telephone or by written proxy will ensure your shares are represented at the Annual Meeting. Please review the instructions on the proxy card or the information forwarded by your bank, broker or other holder of record regarding each of these voting options.

Our Board of Directors recommends that you vote FOR the election of the director nominees named in Proposal No. 1 of the Proxy Statement and FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm as described in Proposal No. 2 of the Proxy Statement.

By Order of the Board of Directors

John Lewicki, Ph.D. President and Chief Executive Officer

Redwood City, California

April 27, 2018

ONCOMED PHARMACEUTICALS, INC.

800 Chesapeake Drive

Redwood City, California 94063

PROXY STATEMENT

FOR THE 2018 ANNUAL MEETING OF STOCKHOLDERS

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING TO BE HELD ON JUNE 22, 2018

The Board of Directors (the “Board”) of OncoMed Pharmaceuticals, Inc. (referred to herein as the “Company”, “OncoMed”, “we”, “us” or “our”) is soliciting your proxy to vote at our 2018 Annual Meeting of Stockholders to be held on Friday, June 22, 2018, at 8:00 a.m. local time, at our headquarters located at 800 Chesapeake Drive, Redwood City, California 94063, and any adjournment or postponement of that meeting (the “Annual Meeting”). This Proxy Statement is dated as of April 27, 2018.

In addition to solicitations by mail, our directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, e-mail and personal interviews. All costs of solicitation of proxies will be borne by us. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.

We have elected to provide access to our proxy materials on the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials to our stockholders of record as of April 23, 2018 (the “Record Date”), while brokers and other nominees who hold shares on behalf of beneficial owners will be sending their own similar notice. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice of Internet Availability of Proxy Materials, or to request a printed set of the proxy materials. Instructions on how to request a printed copy by mail or e-mail may be found in the Notice of Internet Availability of Proxy Materials and on the website referred to in the Notice of Internet Availability of Proxy Materials, including an option to request paper copies on an ongoing basis. On or about April 27, 2018, we are making this Proxy Statement available on the Internet. We are mailing the Notice of Internet Availability of Proxy Materials to all stockholders entitled to vote at the Annual Meeting on or about May 11, 2018. We intend to mail or e-mail this Proxy Statement, together with a proxy card, to those stockholders entitled to vote at the Annual Meeting who have properly requested copies of such materials by mail or e-mail, within three business days of request.

The only outstanding voting securities of OncoMed are shares of common stock, $0.001 par value per share (the “common stock”), of which there were 38,431,086 shares issued and outstanding as of the Record Date. The holders of a majority in voting power of the shares of common stock issued and outstanding and entitled to vote, present in person or represented by proxy, are required in order to hold the Annual Meeting.

The Company’s Annual Report on Form 10-K, which contains financial statements for fiscal year 2017 (the “Annual Report”), accompanies this Proxy Statement if you have requested and received a copy of the proxy materials in the mail. Stockholders that receive the Notice of Internet Availability of Proxy Materials can access this Proxy Statement and the Annual Report at the website referred to in the Notice of Internet Availability of Proxy Materials. The Annual Report and this Proxy Statement are also available on the “Financial Information” section on our investor relations website at http://www.oncomed.com/invest/financials.cfm and at the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov. You also may obtain a copy of OncoMed’s Annual Report, without charge, by writing to our Investor Relations department at the above address.

THE PROXY PROCESS AND STOCKHOLDER VOTING

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on April 23, 2018 (the “Record Date”), will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, there were 38,431,086 shares of common stock issued and outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If, on the Record Date, your shares were registered directly in your name with the transfer agent for our common stock, Computershare Trust Company, N.A. (“Computershare”), then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy on the Internet or by telephone or by returning a proxy card if you request and receive one. Whether or not you plan to attend the Annual Meeting, to ensure your vote is counted we urge you to vote by proxy on the Internet as instructed in the Notice of Internet Availability of Proxy Materials, by telephone as instructed on the website referred to on the Notice of Internet Availability of Proxy Materials, or (if you request and receive a proxy card by mail or e-mail) by signing, dating and returning the proxy card sent to you or by following the instructions on such proxy card to vote on the Internet or by telephone.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent

If, on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a legal proxy from your broker or other agent who is the record holder of the shares, authorizing you to vote at the Annual Meeting.

What am I being asked to vote on?

You are being asked to vote on two proposals:

•	Proposal No. 1: the election of two Class II directors to hold office until our 2021 Annual Meeting of Stockholders; and
•

Proposal No. 2: the ratification of the selection, by the audit committee of our Board, of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018.

In addition, you are entitled to vote on any other matters that are properly brought before the Annual Meeting.

How does the Board recommend I vote on the Proposals?

The Board recommends that you vote:

•	FOR each of the Class II director nominees; and
•	FOR ratification of Ernst & Young LLP as our independent registered public accounting firm.

How do I vote?

•

For Proposal No. 1, you may either vote “For,” or “Withhold” your vote from, any of the nominees to the Board. If you “Withhold” authority to vote with respect to one or more director nominees, your vote will have no effect on the election of such nominees. Broker non-votes will have no effect on the election of the nominees.

•

For Proposal No. 2, you may either vote “For” or “Against” the proposal, or “Abstain” from voting. If you “Abstain” from voting with respect to this proposal, your vote will have the same effect as a vote “Against” the proposal. Broker non-votes will have no effect on the vote for this proposal.

Please note that by casting your vote by proxy you are authorizing the individuals listed on the proxy to vote your shares in accordance with your instructions and in their discretion with respect to any other matter that properly comes before the Annual Meeting or any adjournments or postponements thereof.

The procedures for voting, depending on whether you are a stockholder of record or a beneficial owner, are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in any of the following manners:

•	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.
•

To vote over the Internet prior to the Annual Meeting, follow the instructions provided on the Notice of Internet Availability of Proxy Materials or on the proxy card that you request and receive by mail or e-mail. We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

•

To vote by telephone, call the toll free number found on the proxy card you request and receive by mail or e-mail or the toll free number that you can find on the website referred to on the Notice of Internet Availability of Proxy Materials.

•

To vote by mail, complete, sign and date the proxy card you request and receive by mail or e-mail and return it promptly. As long as your signed proxy card is received before the Annual Meeting, we will vote your shares as you direct.

Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy by mail, Internet or telephone to ensure your vote is counted. The Internet and telephone voting facilities for eligible stockholders of record will close at 1:00 a.m. Eastern Time on June 22, 2018. Even if you have submitted your vote before the Annual Meeting, you may still attend the Annual Meeting and vote in person. In such case, your previously submitted proxy will be disregarded.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a voting instruction card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the voting instruction card to ensure that your vote is counted, or follow such instructions to submit your vote by the Internet or telephone, if the instructions provide for Internet and telephone voting. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form.

Who counts the votes?

Computershare has been engaged as our independent agent to tabulate stockholder votes (the “Inspector of Election”). If you are a stockholder of record, and you choose to vote over the Internet prior to the Annual Meeting or by telephone, Computershare will access and tabulate your vote electronically, and if you have requested and received proxy materials via mail or e-mail and choose to sign and mail your proxy card, your executed proxy card is returned directly to Computershare for tabulation. As noted above, if you hold your shares through a broker, your broker (or its agent for tabulating votes of shares held in “street name”) returns one proxy card to Computershare on behalf of all its clients.

How are votes counted?

Votes will be counted by the Inspector of Election appointed for the Annual Meeting. For Proposal No. 1, the Inspector of Election will separately count “For” and “Withhold” votes and broker non-votes for each nominee. For Proposal No. 2, the Inspector of Election will separately count “For” and “Against” votes, abstentions and broker non-votes. If your shares are held by your broker as your nominee (that is, in “street name”), you will need to follow the instructions provided by your broker to instruct your broker how to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “routine” items, but not with respect to “non-routine” items. See below for more information regarding: “What are “broker non-votes”?” and “Which ballot measures are considered “routine” or “non-routine”?”

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. In the event that a broker, bank, custodian, nominee or other record holder of common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, then those shares will be treated as broker non-votes with respect to that proposal. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the proposals.

Which ballot measures are considered “routine” or “non-routine”?

The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2018 (Proposal No. 2) is considered routine under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal No. 2. The election of directors (Proposal No. 1) is considered non-routine under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposal No. 1.

How many votes are needed to approve the proposals?

With respect to Proposal No. 1, the election of directors, directors shall be elected by a plurality of the votes cast, which means that the two nominees receiving the most “For” votes (from the votes of shares present in person or represented by proxy and entitled to vote on the election of directors) will be elected. “Withhold” votes and broker non-votes will not be counted towards the vote total for this proposal.

With respect to Proposal No. 2, the affirmative vote of the majority of votes cast (meaning the number of shares voted “For” the proposal must exceed the number of shares “Against” such proposal) is required for approval. Abstentions and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the outcome of this proposal. Because Proposal No. 2 is considered a “routine” matter, no broker non-votes are expected in connection with this proposal.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date.

What if I return a Proxy Card but do not make specific choices?

If we receive a signed and dated Proxy Card and the Proxy Card does not specify how your shares are to be voted, your shares will be voted “For” the election of each of the two nominees for director, and “For” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm. If any other matter is properly presented at the Annual Meeting, your proxy (one of the individuals named on your Proxy Card) will vote your shares in his or her discretion.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors, officers and employees may also solicit proxies in person, by telephone or by other means of communication. Directors, officers and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one Notice of Internet Availability of Proxy Materials or more than one set of printed materials?

If you receive more than one Notice of Internet Availability of Proxy Materials or more than one set of printed materials, your shares are registered in more than one name or are registered in different accounts. In order to vote all the shares you own, you must follow the instructions for voting on each Notice of Internet Availability of Proxy Materials or proxy card you receive via mail or e-mail upon your request, which include voting over the Internet or telephone or signing and returning any of the proxy cards you request and receive.

Can I change my vote after submitting my proxy vote?

Yes. You can revoke your proxy vote at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy vote in any one of three ways:

•	You may submit a new vote on the Internet or by telephone or submit a properly completed proxy card bearing a date later than the date of the original proxy.
•

You may send a written notice, bearing a date later than the date of the original proxy, that you are revoking your proxy to OncoMed’s General Counsel at 800 Chesapeake Drive, Redwood City, California 94063.

•	You may attend the Annual Meeting and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

If your shares are held in “street name” by your broker, bank or other agent, you should follow the instructions provided by them to change your vote.

How will voting on any business not described in this Proxy Statement be conducted?

We are not aware of any business to be considered at the Annual Meeting other than the items described in this Proxy Statement. If any other matter is properly presented at the Annual Meeting, your proxy will vote your shares in his or her discretion.

When are stockholder proposals due for next year’s Annual Meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing and received at our executive offices at 800 Chesapeake Drive, Redwood City, California 94063 by December 28, 2018. If you wish to submit a proposal that is not to be included in our proxy materials for the next year’s annual meeting pursuant to the SEC’s shareholder proposal procedures or to nominate a director, your proposal must be submitted in writing to OncoMed’s Secretary and delivered to, or mailed and received at, our principal executive offices between February 22, 2019 and March 24, 2019; provided that if the date of next year’s annual meeting is more than 30 days before or more than 60 days after June 22, 2019, you must give notice not later than the 90th day prior to the annual meeting date or, if later, the 10th day following the day on which public disclosure of the annual meeting date is first made. You are also advised to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if the holders of a majority in voting power of the shares of common stock issued and outstanding and entitled to vote are present in person or represented by proxy at the Annual Meeting. On the Record Date, there were 38,431,086 shares issued and outstanding and entitled to vote. Accordingly, 19,215,544 shares must be represented by stockholders present at the Annual Meeting or by proxy to have a quorum.

If you are a stockholder of record, your shares will be counted towards the quorum only if you submit a valid proxy or vote at the Annual Meeting. If you are a beneficial owner of shares held in “street name,” your shares will be counted towards the quorum if your broker or nominee submits a proxy for your shares at the Annual Meeting, even if such proxy results in a broker non-vote due to the absence of voting instructions from you. Abstentions will also be counted towards the quorum requirement. If there is no quorum, either the chairperson of the Annual Meeting or a majority in voting power of the stockholders entitled to vote at the Annual Meeting, present in person or represented by proxy, may adjourn the Annual Meeting to another time or place.

How can I find out the results of the voting at the Annual Meeting?

Voting results will be announced by the filing of a Current Report on Form 8-K within four business days after the Annual Meeting. If final voting results are unavailable at that time, we will file an amended Current Report on Form 8-K within four business days of the day the final results are available.

Implications of being an “emerging growth company.”

We are an “emerging growth company” as that term is used in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”) and, as such, have elected to comply with certain reduced public company reporting requirements. These reduced reporting requirements include reduced disclosure about the company’s executive compensation arrangements and no non-binding advisory votes on executive compensation. We will remain an emerging growth company until the earlier of (1) the last day of the fiscal year (a) following the fifth anniversary of the completion of our initial public offering, (b) in which we have total annual gross revenue of at least $1.07 billion, or (c) in which we are deemed to be a large accelerated filer, which means the market value of our common stock that is held by non-affiliates exceeds $700 million as of the prior June 30th, and (2) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period.

Directions to Annual Meeting

To obtain directions to our Annual Meeting, which is to be held at our headquarters located at 800 Chesapeake Drive, Redwood City, California 94063, please visit http://www.oncomed.com/Contact.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Board is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. Unless the Board determines that vacancies (including vacancies created by increases in the number of directors) shall be filled by the stockholders, and except as otherwise provided by law, vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the number of directors) shall serve for the remainder of the term of the class of directors in which the vacancy occurred and until such director’s successor is elected and qualified.

The Board currently consists of nine seated directors, divided into the following three classes:

•	Class I directors: Michael S. Wyzga, Rick E Winningham and Perry A. Karsen, whose current terms will expire at the annual meeting of stockholders to be held in 2020;
•	Class II directors: John Lewicki, Ph.D., Laurence Lasky, Ph.D. and Denise Scots-Knight, Ph.D., whose current terms will expire at the Annual Meeting; and
•	Class III directors: Jack W. Lasersohn, J.D., Deepa R. Pakianathan, Ph.D. and Jonathan D. Root, M.D., whose current terms will expire at the annual meeting of stockholders to be held in 2019.

At each annual meeting of stockholders, the successors to directors whose terms will then expire will be elected to serve from the time of election and qualification until the third subsequent annual meeting of stockholders.

Drs. Lewicki and Scots-Knight have been nominated for election at the Annual Meeting to serve as Class II directors. Each director to be elected will hold office from the date of his or her election by the stockholders until the third subsequent annual meeting of stockholders or until his or her successor is elected and has been qualified, or until such director’s earlier death, resignation or removal. Dr. Lasky will not be standing for reelection at the Annual Meeting and therefore he will no longer be serving as a director as of the end of the Annual Meeting. The Board has approved a decrease in the authorized number of directors on the board of directors to eight directors, so there will be no vacancy on the Board following the Annual Meeting and only two Class II directors will be up for election at the Annual Meeting.

Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve. Directors are elected by a plurality of the votes cast at the meeting.

The following table sets forth, for the Class II directors who are standing for election and for our other current directors who will continue in office after the Annual Meeting, information with respect to their position/office held with the Company and their ages as of April 23, 2018:

Name	Age	Position/Office Held With the Company	Director Since
Class I Directors whose terms expire at the 2020 Annual Meeting of Stockholders
Perry A. Karsen(1)(3)(4)	63	Executive Chairman	2016
Rick E Winningham(2)(4)	58	Director	2015
Michael S. Wyzga(1)	63	Director	2013

Class II Directors whose terms expire at the Annual Meeting and who are standing for election at the Annual Meeting
John A. Lewicki, Ph.D.	66	Director, President and Chief Executive Officer	2018
Denise Scots-Knight, Ph.D.(2)(3)(4)	58	Director	2008

Class III Directors whose terms expire at the 2019 Annual Meeting of Stockholders
Jack W. Lasersohn, J.D.(3)(4)	65	Director	2005
Deepa R. Pakianathan, Ph.D.(1)(2)(4)	53	Director	2008
Jonathan D. Root, M.D.(2)	58	Director	2004

(1)	Member of the audit committee.
(2)	Member of the compensation committee.
(3)	Member of the nominating and corporate governance committee.
(4)	Member of the business development and strategy committee.

Set forth below is biographical information for the nominees and each person whose term of office as a director will continue after the Annual Meeting.

Nominees for Election to a Three-Year Term Expiring at the 2021 Annual Meeting of Stockholders

John A. Lewicki, Ph.D. has served as our Chief Executive Officer since March 2018 and as our President since January 2018. Dr. Lewicki previously served as a member of the Office of the President from September 2017 until January 2018, as our Executive Vice President, Research and Development from January 2016 until January 2018, as our Executive Vice President and Chief Scientific Officer from December 2009 until January 2016, and as our Senior Vice President, Research and Development from 2004 until December 2009. From 1983 to 2000, Dr. Lewicki served in various capacities at Scios, Inc., a publicly traded biopharmaceutical company that developed drugs for the treatment of cardiovascular, inflammatory and other diseases, including 12 years as its Vice President of Research, in which capacity he managed the company’s research organization across diverse therapeutic areas. Dr. Lewicki has authored or coauthored over 70 published papers and book chapters and is listed as an inventor on over 30 issued U.S. patents. Dr. Lewicki received a Ph.D. in Physiology/Pharmacology from the University of California, San Diego.

Dr. Lewicki has been chosen to serve on our board of directors due to his role as our President and Chief Executive Officer, his many years of experience in management positions at the Company and Scios, Inc., and his significant scientific expertise in biotechnology.

Denise Scots-Knight, Ph.D. has served as a director on our board of directors since October 2008. Since July 2015, Dr. Scots-Knight has served as Chief Executive Officer of Mereo BioPharma Group plc, a publicly traded UK based specialty biopharmaceutical company. From December 2010 until July 2015, Dr. Scots-Knight served as Chief Executive Officer and Managing Partner at Phase4 Partners, a venture capital firm that manages a fund on behalf of Harbourvest Partners. From April 2004 to December 2010, Dr. Scots-Knight was head of Nomura Phase4 Ventures, a venture capital affiliate of Nomura International plc, a leading Japanese financial institution. From January 1999 to March 2004, Dr. Scots-Knight served as head of Healthcare Private Equity at Nomura International plc. Dr. Scots-Knight previously served on the board of directors of Albireo Pharma Inc., a publicly-traded biotechnology company, where she also served as chair of the remuneration committee from 2008 until 2017. Dr. Scots-Knight previously served on the board of directors of Idenix Pharmaceuticals, Inc., a publicly traded biotechnology company, where she also served as a member of the audit committee and chair of the nominating and corporate governance committee, from 2003 to August 2014, when the company was acquired by Merck. Dr. Scots-Knight also previously served as the Chair of the board of directors of Nabriva Therapeutics AG, a publicly traded biotechnology company, where she also served as the Chair of the nominating and governance committee and a member of the audit and compensation committees, from 2007 until August 2016. Dr. Scots-Knight received a B.Sc. (Hons) and a Ph.D. from the University of Birmingham in England.

Dr. Scots-Knight has been chosen to serve on our board of directors due to her senior management experience in health care as well her experience as a venture capital investor in, and director of, several biotechnology companies, including her experience on the audit committee and the nominating and corporate governance committee of Idenix Pharmaceuticals, Inc.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION
OF EACH CLASS II NOMINEE NAMED ABOVE

Directors Continuing in Office Until the 2019 Annual Meeting of Stockholders

Jack W. Lasersohn, J.D. has served as a director on our board of directors since July 2005 and served as Lead Director from August 2013 until January 2018. Since 1989, Mr. Lasersohn has been a General Partner or Manager of The Vertical Group, a private venture capital firm that is focused on the fields of medical technology and biotechnology. Prior to that time, Mr. Lasersohn was a Vice President and then Director of the venture capital division of F. Eberstadt & Co., Inc., an investment bank and The Vertical Group’s predecessor. Mr. Lasersohn has served on the board of directors of over 25 publicly traded and privately held medical or biotechnology companies and served on the Executive Committee of the Board of the National Venture Capital Association until April 2012. From 1995 until May 2016, Mr. Lasersohn served on the board of directors of the Masimo Corporation, a publicly traded medical technology company that develops noninvasive patient monitoring products, where he also served as a member of its compensation committee and as chairman of its nominating and corporate governance committee. Mr. Lasersohn served on the strategic team of the Entrepreneur In Residence program at the U.S. Food and Drug Administration pursuant to an appointment by the Office of the President, and has served as a panel member of the MEDCAC Panel pursuant to appointment by CMS. Mr. Lasersohn received a B.S. in Physics from Tufts University, an M.A. from The Fletcher School of Law and Diplomacy, and a J.D. from the Yale Law School.

Mr. Lasersohn has been chosen to serve on our board of directors due to his long experience as a venture capital investor and as a member of the boards of directors of multiple public and private medical device and biotechnology companies.

Deepa R. Pakianathan, Ph.D. has served as a director on our board of directors since December 2008. Since 2001, Dr. Pakianathan has been a Managing Member at Delphi Ventures, a venture capital firm focused on biotechnology and medical device investments, and leads the firm’s biotechnology investment activities. From 1998 to 2001, Dr. Pakianathan was a senior biotechnology banker at JPMorgan, a global investment bank, from 1997 to 1998, she was a research analyst covering biotech at Genesis Merchant Group and from 1993 to 1997 she was a post-doctoral research scientist at Genentech. Dr. Pakianathan serves on the boards of directors of Alder Biopharmaceuticals, Inc., a publicly traded biopharmaceutical company, where she serves as a member of its compensation committee, Karyopharm Therapeutics, Inc., a publicly traded biopharmaceutical company, where she serves as a member of its audit and compensation committees, and Calithera Biosciences, Inc., a publicly traded biopharmaceutical company, where she serves as a member of its audit and nominating and governance committees. From 2004 to 2016, Dr. Pakianathan served on the board of directors of Alexza Pharmaceuticals, Inc., from 2009 to February 2013, Dr. Pakianathan served on the board of directors of PTC Therapeutics, Inc., and from 2007 to 2012, Dr. Pakianathan served on the board of directors of Relypsa, Inc., each a publicly traded biopharmaceutical company. Dr. Pakianathan received a B.Sc. from the University of Bombay, India, a M.Sc. from The Cancer Research Institute at the University of Bombay, India, and an M.S. and Ph.D. from Wake Forest University.

Dr. Pakianathan has been chosen to serve on our board of directors due to her experience as a venture capital investor in, and director of, multiple biotechnology companies, as well as her experience as a biotechnology investment banker, research analyst and research scientist.

Jonathan D. Root, M.D. has served as a director on our board of directors since August 2004. Since 1998, Dr. Root has been a Managing Member at U.S. Venture Partners, a venture capital firm. Prior to joining U.S. Venture Partners, Dr. Root was on the faculty and clinical staff at The New York Hospital-Cornell Medical Center in New York City, where he served as Assistant Professor of Neurology and Director of the Neurology-Neurosurgery Special Care Unit. Dr. Root currently serves on the boards of directors of several privately held healthcare technology companies. Dr. Root received an A.B. in Economics from Dartmouth College, an M.D. from the University of Florida College of Medicine and an M.B.A. from Columbia University.

Dr. Root has been chosen to serve on our board of directors due to his medical expertise and his clinical experience, and his experience as a venture capital investor in, and director of, multiple biotechnology companies.

Directors Continuing in Office Until the 2020 Annual Meeting of Stockholders

Perry A. Karsen has served as a director on our board of directors since January 2016 and as Executive Chairman of the board of directors since January 2018. Mr. Karsen was the Chief Executive Officer of Celgene Cellular Therapeutics from May 2013 until his retirement from Celgene Corporation at the end of 2015. Mr. Karsen held the position of Executive Vice President and Chief Operations Officer at Celgene Corporation from July 2010 to May 2013 and he served as Senior Vice President and Head of Worldwide Business Development at Celgene and President of Asia/Pacific Region, from May 2004 until February 2009. Mr. Karsen was the President and Chief Executive Officer of Pearl Therapeutics, a privately held biotechnology company subsequently acquired by AstraZeneca, from February 2009 until July 2010. In addition, Mr. Karsen held executive positions at Human Genome Sciences, Bristol-Myers Squibb, Genentech and Abbott Laboratories earlier in his career. He also was a General Partner at Pequot Ventures from 2000 to 2003, focusing on investments in biotechnology and medical devices. Mr. Karsen currently serves on the Board of Directors of Agios Pharmaceuticals, Alliqua Biomedical, Jounce Therapeutics, and Voyager Therapeutics, as well as The Gladstone Foundation and The Sonoma Land Trust. He is a past member of the Board of Directors and the Executive Committee of the Biotechnology Industry Organization (BIO) and the Board of Directors of the Alliance for Regenerative Medicine (ARM). Mr. Karsen received a B.S. in Biological Sciences from the University of Illinois, Urbana, a Master of Arts in Teaching Biology from Duke University, and an MBA from the Kellogg School of Management at Northwestern University.

Mr. Karsen has been chosen to serve on our board of directors due to his senior management experience at biopharmaceutical and biotechnology companies and his current and past experience on boards of directors of multiple public and private biotechnology, pharmaceutical and medical device companies.

Rick E Winningham has served as a director on our board of directors since June 2015. Mr. Winningham serves as Chief Executive Officer and Chairman of the board of directors of Theravance Biopharma. From 2001-2014 he served as Chief Executive Officer of Theravance, Inc., during which time the company formed a transformational alliance with GlaxoSmithKline, completed a successful initial public offering, and advanced a number of products to commercialization before separating into two independent publicly traded companies, Theravance, Inc. (now called Innoviva, Inc.) and Theravance Biopharma. Prior to joining Theravance, Inc., Mr. Winningham served as President, Bristol-Myers Squibb (BMS) Oncology/Immunology/Oncology Therapeutics Network (OTN) from 1997 to 2001, and also as President of Global Marketing from 2000 to 2001.  In addition to operating responsibility for U.S. Oncology/Immunology/OTN, Mr. Winningham had full responsibility for Global Marketing in the Cardiovascular, Infectious Disease, Immunology, Oncology/Metabolics and GU/GI/Neuroscience therapeutic areas.  Over a fifteen-year period with BMS and its predecessor, Bristol-Myers, Mr. Winningham held various U.S. and global management positions. During his tenure with BMS, he was associated with the development and commercialization of several major pharmaceutical products, such as Taxol®, Paraplatin®, Zerit®, Videx®, Reyataz®, and Abilify®. Mr. Winningham is a member of the Board of Directors of Jazz Pharmaceuticals PLC, a member of the California Life Sciences Association and a member of the Board of Directors of the Biotechnology Innovation Organization (BIO). He holds an M.B.A. from Texas Christian University and a B.S. from Southern Illinois University.

Mr. Winningham has been chosen to serve on our board of directors due to his senior management experience at biopharmaceutical and biotechnology companies and his experience as a member of the boards of directors of multiple public biopharmaceutical companies.

Michael S. Wyzga has served as a director on our board of directors since October 2013. Mr. Wyzga currently serves as a Chief Financial Officer (Consultant) of Aura Biosciences, Inc. From December 2011 until November 2013, Mr. Wyzga served as President and Chief Executive Officer and a member of the board of directors of Radius Health, Inc., a publicly traded biopharmaceutical company. Prior to that, Mr. Wyzga served in various senior management positions at Genzyme Corporation, a publicly traded global biotechnology company. Mr. Wyzga joined Genzyme in February 1998 and most recently served as Executive Vice President, Finance from May 2003 until November 2011 and as chief financial officer from July 1999 until November 2011. Since February 2014, Mr. Wyzga has served as a member of the board of directors of Akebia Therapeutics, Inc., a publicly traded biopharmaceutical company, where he is also a member of the compensation committee and chair of the audit committee. Since February 2015, Mr. Wyzga has also served as a member of the board of directors of Exact Sciences Corporation, a publicly traded medical technology company, where he is also a member of the audit and compensation committees. Since February 2016, Mr. Wyzga has also served as Chairman of the board of directors of GenSight Biologics S.A., a publicly traded biopharmaceutical company. Since 2010, Mr. Wyzga has also served as a member of the board of directors of Dohman Co., a privately-held life sciences information technology and outsourcing company. Mr. Wyzga also previously served as a member of the board of directors of Idenix Pharmaceuticals, Inc., a publicly traded biotechnology company that was acquired by Merck in August 2014, where he also served as the chair of the audit committee and a member of the compensation committee, and Altus Pharmaceuticals, Inc., a publicly traded biopharmaceutical company that ceased operations in November 2009, and as a member of the Supervisory Board of Prosensa Holding B.V., a publicly traded biopharmaceutical company, from June 2014 until the Prosensa acquisition by BioMarin Falcon B.V. in December 2014. He received an M.B.A. from Providence College and a B.S. from Suffolk University.

Mr. Wyzga has been chosen to serve on our board of directors due to his senior management experience at biopharmaceutical and biotechnology companies, his current and past experience on boards of directors of public companies, including his experience as chair of the audit committee at Idenix Pharmaceuticals and Akebia Therapeutics, and his financial expertise.

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of our Board has engaged Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2018, and is seeking ratification of such selection by our stockholders at the Annual Meeting. Ernst & Young LLP has audited our financial statements since the year ended December 31, 2004. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our bylaws nor other governing documents or law require stockholder ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm. However, the audit committee is submitting the selection of Ernst & Young LLP to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, the audit committee will reconsider whether or not to retain Ernst & Young LLP. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and our stockholders.

Principal Accountant Fees and Services

The following table provides information regarding the fees incurred to Ernst & Young LLP for services rendered during the years ended December 31, 2017 and 2016, based on aggregate fees billed and estimated to be billed. All fees described below were approved by the audit committee.

	Year Ended December 31,
	2017	2016
Audit Fees(1)	$752,328	$940,939
Audit-Related Fees	—	—
Tax Fees(2)	12,500	5,000
All Other Fees	1,995	1,930
Total Fees	$766,823	$947,869

(1)

Audit Fees of Ernst & Young LLP for 2017 and 2016 were for professional services rendered for the audits of our financial statements, including accounting consultation; in connection with sales of our common stock in an underwritten public offering that closed on August 23, 2016 and in at-the-market offerings, each pursuant to our shelf registration statement on Form S-3 filed on June 12, 2015; and for reviews of quarterly financial statements.

(2)	Tax Fees of Ernst & Young LLP for 2017 and 2016 were for professional services rendered for tax compliance, tax advice and tax planning.

Pre-Approval Policies and Procedures

Before an independent registered public accounting firm is engaged by the Company to render audit or non-audit services, our audit committee must review the terms of the proposed engagement and pre-approve the engagement. The audit committee may delegate authority to one or more of the members of the audit committee to provide such pre-approvals for audit or non-audit services, provided that such person or persons report such pre-approvals to the full audit committee at its next scheduled meeting. Audit committee pre-approval of non-audit services (other than review and attest services) are not required if such services fall within available exceptions established by the SEC.

The audit committee pre-approved all audit, audit-related, tax and other services provided by Ernst & Young LLP for 2017 and 2016 and the estimated costs of those services. Actual amounts billed, to the extent in excess of the estimated amounts, were periodically reviewed and approved by the audit committee.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL NO. 2.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of OncoMed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

The primary purpose of the audit committee is to oversee our financial reporting processes on behalf of our Board. The audit committee’s functions are more fully described in its charter, which is available at OncoMed’s investor relations website at http://www.oncomed.com/invest/governance.cfm. Management has the primary responsibility for our financial statements and reporting processes, including our systems of internal controls. In fulfilling its oversight responsibilities, the audit committee reviewed and discussed with management OncoMed’s audited financial statements as of and for the year ended December 31, 2017.

The audit committee has discussed with Ernst & Young LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standards No. 1301, “Communications with Audit Committees.” In addition, the audit committee discussed with Ernst & Young LLP their independence, and received from Ernst & Young LLP the written disclosures and the letter required by Ethics and Independence Rule 3526 of the PCAOB. Finally, the audit committee discussed with Ernst & Young LLP, with and without management present, the scope and results of Ernst & Young LLP’s audit of such financial statements.

Based on these reviews and discussions, the audit committee has recommended to our Board that such audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2017 for filing with the SEC. The audit committee also has engaged Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018 and is seeking ratification of such selection by the stockholders.

Audit Committee

Michael S. Wyzga, Chairman

Perry A. Karsen

Deepa R. Pakianathan, Ph.D.

CORPORATE GOVERNANCE

Independence of the Board of Directors

As required under Nasdaq rules and regulations, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the Board. The Board consults with the Company’s counsel to ensure that the Board’s determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent Nasdaq listing standards, as in effect from time to time.

Consistent with these considerations, our Board has determined that all of our current directors, other than Dr. Lewicki, qualify as “independent” directors in accordance with the Nasdaq listing requirements. Dr. Lewicki is not considered independent because he is an employee of OncoMed. The Nasdaq independence definition includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our Board has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board considered information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. There are no family relationships among any of our directors or executive officers.

As required under Nasdaq rules and regulations, our independent directors meet in regularly scheduled executive sessions at which only independent directors are present. All of the committees of our Board are comprised entirely of directors determined by the Board to be independent within the meaning of Nasdaq and SEC rules and regulations applicable to the members of such committees.

Leadership Structure of the Board

From August 2013 until January 1, 2018, Mr. Hastings served as both Chairman of the Board and as Chief Executive Officer and President. In his position as Chief Executive Officer and President, Mr. Hastings had primary responsibility for the day-to-day operations of the Company and provided consistent leadership of the Company’s key strategic objectives. In his role as Chairman of the Board, he set the strategic priorities for the Board, presided over its meetings and communicated its strategic findings and guidance to the other members of senior management. The Board believed that the combination of these two roles provides more consistent communication and coordination throughout the organization, which results in a more effective and efficient implementation of corporate strategy. The Board further believed that this combination was important in unifying the Company’s strategy behind a single vision. In addition, we found that our Chief Executive Officer was the most knowledgeable member of the Board regarding risks the Company may face and, in his role as Chairman, was able to facilitate the Board’s oversight of such risks.

On September 18, 2017, Mr. Hastings began a personal leave of absence for medical reasons and the Board created an Office of the President, whose members would provide overall leadership of the Company during Mr. Hastings’ leave of absence. The Board initially appointed John Lewicki, Ph.D., then our Executive Vice President, Research and Development, and Sunil Patel, then our Executive Vice President and Chief Financial Officer, to serve as members of the Office of the President. The Board also formed a special committee of the Board, consisting of Dr. Pakianathan and Messrs. Lasersohn, Karsen, and Winningham, to work with the Office of the President during Mr. Hastings’ leave of absence. On January 28, 2018, Mr. Patel announced his intention to resign from the Company, effective March 9, 2018, and on January 31, 2018, the Board appointed Dr. Lewicki as the Company’s President and eliminated the Office of the President and the associated special committee of the Board.

On January 1, 2018, Mr. Hastings resigned from the Company. On January 3, 2018, the Board appointed Mr. Karsen as Chairman of the Board, effective immediately, and subsequently appointed Mr. Karsen as Executive Chairman, effective January 3, 2018. On March 16, 2018, the Board appointed Dr. Lewicki as President and Chief Executive Officer of the Company and also appointed him to the Board as a director. In light of these appointments, our Board re-evaluated our leadership structure and determined to separate the positions of Executive Chairman of the Board and Chief Executive Officer. Our Board concluded that this leadership structure is appropriate at this time to maintain continuity of corporate strategy and oversight of the risks facing the Company as Dr. Lewicki transitions to his new role as President and Chief Executive Officer.

Mr. Lasersohn, an independent director and chairman of our nominating and corporate governance committee, served as Lead Director from August 2013 until Mr. Karsen’s appointment as Chairman of the Board on January 3, 2018. Mr. Lasersohn’s duties as Lead Director included the following when appropriate: (i) collaborating with the Chairman of the Board to schedule meetings and, together with the input of the independent directors, setting meeting agendas; (ii) presiding as the chair at executive sessions of independent directors; (iii) serving as the principal liaison between the Chairman of the Board and independent directors on issues related to the Board; (iv) briefing the Chairman of the Board on issues arising in the executive sessions of the Board and, where necessary, serving as a non-executive conduit to the Chairman of the Board of the views, concerns and issues of the independent directors that may arise outside of Board meetings; (v) participating actively in corporate governance; (vi) calling meetings of independent directors or requesting the Chairman of the Board to call meetings of the independent directors as necessary; (vii) being available, upon specific request of the Chief Executive Officer, for consultation and communication with stockholders of the Company; and (viii) performing such other duties as the Board, from time to time, delegated.

Our Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate. Our bylaws and corporate governance guidelines provide our Board with flexibility to combine or separate the positions of Chairman of the Board and Chief Executive Officer and/or the implementation of a lead director in accordance with its determination that utilizing one or the other structure would be in the best interests of our company. Our Board has concluded that our current leadership structure is appropriate at this time.

Role of Board in Risk Oversight Process

Risk assessment and oversight are an integral part of our governance and management processes. Our Board encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings, and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the Board at regular Board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks.

Our Board does not have a standing risk management committee, but rather administers this oversight function directly through our Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure and our audit committee is responsible for overseeing our major financial risk exposures and the steps our management has taken to monitor and control these exposures. The audit committee also monitors compliance with legal and regulatory requirements and considers and approves or disapproves any related party transactions. Our nominating and corporate governance committee monitors the effectiveness of our corporate governance guidelines. Our compensation committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

Board Committees

Audit Committee

Our audit committee oversees our corporate accounting and financial reporting process. Among other matters, the audit committee:

•	appoints our independent registered public accounting firm;
•	evaluates the independent registered public accounting firm’s qualifications, independence and performance;
•	determines the engagement of the independent registered public accounting firm;
•	reviews and approves the scope of the annual audit and the audit fee;
•	discusses with management and the independent registered public accounting firm the results of the annual audit and the review of our quarterly financial statements;
•	approves the retention of the independent registered public accounting firm to perform any proposed permissible audit and non-audit services;

•	monitors the rotation of partners of the independent registered public accounting firm on our engagement team as required by law;
•

is responsible for reviewing our financial statements and our management’s discussion and analysis of financial condition and results of operations to be included in our annual and quarterly reports to be filed with the SEC;

•	reviews our critical accounting policies and estimates;
•	reviews related party transactions; and
•	annually reviews the audit committee charter and the committee’s performance.

During 2017, the members of our audit committee were Messrs. Wyzga and Karsen and Dr. Pakianathan, with Mr. Wyzga serving as the chairperson. Each member of our audit committee meets the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq. Our Board has determined that Mr. Wyzga is an audit committee financial expert as defined under the applicable rules of the SEC and has the requisite financial sophistication as defined under the applicable rules and regulations of Nasdaq. Our Board has determined that each of Messrs. Wyzga and Karsen and Dr. Pakianathan are independent under the applicable rules of Nasdaq and under the applicable rules of the SEC. The audit committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq. A copy of the audit committee charter is available to security holders at http://www.oncomed.com/invest/governance.cfm.

Compensation Committee

Our compensation committee reviews and recommends policies relating to compensation and benefits of our officers and employees. The compensation committee reviews and approves corporate goals and objectives relevant to compensation of our Chief Executive Officer and other executive officers, evaluates the performance of these officers in light of those goals and objectives, and sets the compensation of these officers, other than the Chief Executive Officer, based on such evaluations. The Board retains the authority to determine and approve, upon the recommendation of the compensation committee, the compensation of the Chief Executive Officer, unless such authority has been delegated to the compensation committee. Our executive officers submit proposals to the Board regarding our executive and director compensation. The compensation committee also approves grants of stock options and other awards under our stock plans. The compensation committee will review and evaluate, at least annually, the performance of the compensation committee and its members, including compliance of the compensation committee with its charter. During 2017, the members of our compensation committee were Mr. Winningham and Drs. Pakianathan, Scots-Knight and Root, with Mr. Winningham serving as the chairperson. No current member of our compensation committee has at any time been one of our officers or employees. Each current member of our compensation committee is an independent, outside and non-employee director under the applicable rules and regulations of the SEC, Nasdaq and the Internal Revenue Code of 1986, as amended, relating to compensation committee independence. The compensation committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq. A copy of the compensation committee charter is available to security holders at http://www.oncomed.com/invest/governance.cfm.

In 2017, the compensation committee retained Radford, a national executive compensation consulting firm, to conduct market research and analysis on our various executive positions, to assist the committee in developing appropriate incentive plans for our executives on an annual basis, to provide the committee with advice and ongoing recommendations regarding material executive compensation decisions, and to review compensation proposals of management. In compliance with the disclosure requirements of the SEC regarding the independence of compensation consultants, Radford addressed each of the six independence factors established by the SEC with the compensation committee. Its responses affirmed the independence of Radford on executive compensation matters. Based on this assessment, the compensation committee determined that the engagement of Radford does not raise any conflicts of interest or similar concerns. The compensation committee also evaluated the independence of other outside advisors to the compensation committee, including outside legal counsel, considering the same independence factors and concluded their work for the compensation committee does not raise any conflicts of interest.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee is responsible for making recommendations to our Board regarding candidates for directorships and the size and composition of our Board. In addition, the nominating and corporate governance committee is responsible for overseeing our corporate governance policies and reporting and making recommendations to our

Board concerning governance matters. During 2017, the members of our nominating and corporate governance committee were Drs. Lasky and Scots-Knight and Messrs. Lasersohn and Karsen, with Mr. Lasersohn serving as the chairperson of the committee. Each current member of our nominating and corporate governance committee is an independent director under the applicable rules and regulations of Nasdaq relating to nominating and corporate governance committee independence. The nominating and corporate governance committee operates under a written charter. A copy of the nominating and corporate governance committee charter is available to security holders at http://www.oncomed.com/invest/governance.cfm.

In recommending candidates for election to the Board, the independent members of the nominating and corporate governance committee may consider the following criteria, among others: diversity of personal and professional background, perspective and experience; personal and professional integrity, ethics and values; experience in corporate management, operations or finance, such as serving as an officer or former officer of a publicly held company, and a general understanding of marketing, finance and other elements relevant to the success of a publicly traded company in today’s business environment; experience relevant to the Company’s industry and with relevant social policy concerns; experience as a board member of another publicly held company; relevant academic expertise or other proficiency in an area of the Company’s operations; practical and mature business judgment, including ability to make independent analytical inquiries; promotion of a diversity of business or career experience relevant to the success of the Company. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best maximize the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas.

The nominating and corporate governance committee will consider director candidates recommended by stockholders. For a stockholder to make any recommendation or nomination for election to the Board at an annual meeting, the stockholder must provide notice to the Company, which notice must be delivered to, or mailed and received at, the Company’s principal executive offices not less than 90 days and not more than 120 days prior to the one-year anniversary of the preceding year’s annual meeting; provided, that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, the stockholder’s notice must be delivered, or mailed and received, not later than 90 days prior to the date of the annual meeting or, if later, the 10th day following the date on which public disclosure of the date of such annual meeting is made. Further updates and supplements to such notice may be required at the times, and in the forms, required under our bylaws. As set forth in our bylaws, submissions must include the name and address of the proposed nominee, information regarding the proposed nominee that is required to be disclosed in a proxy statement or other filings in a contested election pursuant to Section 14(a) under the Exchange Act of 1934, as amended (the “Exchange Act”), information regarding the proposed nominee’s indirect and direct interests in shares of the Company’s common stock, and a completed and signed questionnaire, representation and agreement of the proposed nominee. Our bylaws also specify further requirements as to the form and content of a stockholder’s notice. We recommend that any stockholder wishing to make a nomination for director review a copy of our bylaws, as amended and restated to date, which is available, without charge, from our General Counsel, at 800 Chesapeake Drive, Redwood City, California 94063.

Business Development and Strategy Committee

On March 1, 2018, the Board designated a special business development and strategy committee of the Board. The business development and strategy committee is responsible for identifying, reviewing, evaluating, and negotiating strategic transactions and other business development opportunities consistent with the Company’s corporate strategy. The business development and strategy committee will recommend appropriate strategic transactions and other business development opportunities to the Board. Entry into any such strategic transaction or other business development opportunity will require the review and approval of the Board. The members of our business development and strategy committee are Drs. Pakianathan and Scots-Knight and Messrs. Karsen, Lasersohn, and Winningham, with Dr. Pakianathan serving as the chairperson of the committee.

Meetings of the Board of Directors, Board and Committee Member Attendance and Annual Meeting Attendance

During 2017, our Board met twenty-three times, the audit committee met six times, the compensation committee met four times and the nominating and corporate governance committee met two times. During 2017, each Board member except for Mr. Hastings attended 75% or more of the aggregate of the meetings of the Board and of the committees on which he or she served, which occurred while such director was a member of the Board and such committees. We encourage all of our directors and nominees for director to attend our annual meetings of stockholders; however, attendance is not mandatory.

Four of the Company’s ten then-serving board members attended our 2017 annual meeting of stockholders, either in person or by teleconference.

Stockholder Communications with the Board of Directors

Should stockholders wish to communicate with the Board or any specified individual directors, such correspondence should be sent to the attention of our General Counsel, at 800 Chesapeake Drive, Redwood City, California 94063. The General Counsel will forward the communication to the Board members.

Compensation Committee Interlocks and Insider Participation

During 2017, our compensation committee consisted of Mr. Winningham and Drs. Pakianathan, Scots-Knight and Root. No such member of our compensation committee has at any time been one of our officers or employees. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers on our Board or compensation committee.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We describe below transactions and series of similar transactions, since January 1, 2017, to which we were a party or will be a party, in which:

•	the amounts involved exceeded or will exceed $120,000; and
•	any of our directors, executive officers or holders of more than 5% of our common stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest.

Relationship with GSK

In December 2007, we entered into a collaboration agreement with GlaxoSmithKline LLC (formerly SmithKline Beecham Corporation) (“GSK”). In July 2011 and July 2012, we amended this collaboration agreement. GSK acquired its equity interest in the Company in part concurrent with its entry into the collaboration agreement and in part in connection with a subsequent financing in 2008. As of April 23, 2018, GSK beneficially owns 6.78% of our issued and outstanding common stock. Pursuant to the collaboration, in 2017 we recognized $150,000 due to the amortization of upfront payments received under the collaboration agreement and $3,000 for the reimbursement of research and development costs for services performed in 2017. Effective October 28, 2017, GSK terminated the collaboration agreement in its entirety.

Relationship with Celgene

In December 2013, we entered into a collaboration agreement with Celgene Corporation (“Celgene”). Celgene acquired its equity interest in the Company in part concurrent with its entry into the collaboration agreement and in part in connection with an underwritten public offering of shares of our common stock in 2016. As of April 23, 2018, Celgene beneficially owns 7.73% of our issued and outstanding common stock. Pursuant to the collaboration, in 2017 we recognized $0.4 million for the reimbursement of research and development costs for services performed in 2017. See “Business—Key Collaboration and License Agreements—Strategic Alliance with Celgene” in the Annual Report for additional information about this collaboration, including potential future milestone payments, contingent consideration and royalties we may receive from Celgene, and potential profit-sharing arrangements with Celgene that may arise, under the collaboration.

Director and Officer Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us to indemnify each director (and in certain cases their related venture capital funds) and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer.

Policies and Procedures for Related Party Transactions

Our Board has adopted a written related party transaction policy setting forth the policies and procedures for the review and approval or ratification of related party transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related party had, has or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related party or entities in which the related party has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related party. In reviewing and approving any such transactions, our audit committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related party’s interest in the transaction.

DIRECTOR COMPENSATION

We have adopted a non-employee director compensation policy, which was last amended on March 1, 2018. We do not provide directors who are our employees with additional compensation for their service as directors.

Under our non-employee director compensation policy, each non-employee director receives an annual retainer of $40,000. Non-employee directors receive additional annual retainers of $10,000 for serving on the audit committee (or $15,000 for serving as the chair of the audit committee), $7,000 for serving on the compensation committee (or $10,000 for serving as the chair of the compensation committee), $5,000 for serving on the nominating and corporate governance committee (or $8,000 for serving as the chair of the nominating and corporate governance committee), and $10,000 for serving on the business development and strategy committee (or $15,000 for serving as the chair of the business development and strategy committee). In addition, for fiscal year 2017, Dr. Lasky received an annual retainer of $7,000 for assuming certain additional responsibilities relating to our scientific strategy and Mr. Karsen received an annual retainer of $7,000 for assuming certain additional responsibilities relating to our business development strategy, in each case as requested by the Board. Retainers are paid to our non-employee directors quarterly in arrears and are pro-rated for any partial quarter of service. Each non-employee director is granted an annual option under our 2013 Equity Incentive Award Plan (or the “2013 Plan”) to purchase 15,000 shares of our common stock on the date of each annual meeting of stockholders, and such option will vest as to 100% of the shares subject thereto upon the earlier of one year following the grant date or the date of the subsequent year’s annual meeting of stockholders, subject to the director’s continued service to OncoMed through the vesting date. In addition, upon a director’s initial appointment or election to our Board, he or she is granted an option under our 2013 Plan to purchase that number of shares equal to 0.1% of our then-outstanding capital stock, and the option vests in three equal annual installments, subject to the director’s continued service to OncoMed through the applicable vesting date. The policy also provides that upon a “Change in Control” of OncoMed (as defined in our 2013 Plan), all outstanding equity awards granted under the 2013 Plan or any other equity incentive plan maintained by OncoMed that are held by a non-employee director will become fully vested and/or exercisable. Members of our board of directors are also reimbursed for reasonable travel and other out-of-pocket expenses.

In addition, in February 2018 the Board approved compensation to Mr. Karsen in connection with his appointment as Executive Chairman, effective January 3, 2018, in addition to his existing compensation under our non-employee director compensation policy, consisting of a monthly retainer of $25,000 (or $30,000 for any month in which Mr. Karsen provides more than 85 hours of service). In connection with this appointment, Mr. Karsen was also granted an option to purchase 120,000 shares of our common stock at an exercise price of $2.29 per share and 48,000 restricted stock units (“RSUs”), in each case vesting monthly over six months from January 3, 2018, subject to Mr. Karsen’s continued service as Executive Chairman through each vesting date, as well as 22,500 RSUs, which were fully vested at grant.

The following table sets forth information concerning the compensation earned by our non-employee directors during the year ended December 31, 2017.

Name	Fees Earned or Paid in Cash ($)	Option Awards(1)(2)($)	Total ($)
Elisha P. (“Terry”) Gould III(3)	16,813	—	16,813
Perry A. Karsen	62,000	49,500	111,500
Jack W. Lasersohn, J.D.	48,000	49,500	97,500
Laurence Lasky, Ph.D.	52,000	49,500	101,500
Deepa R. Pakianathan, Ph.D.	57,000	49,500	106,500
Jonathan D. Root, M.D.	47,000	49,500	96,500
Denise Scots-Knight, Ph.D.	52,000	49,500	101,500
Rick E Winningham	50,000	49,500	99,500
Michael S. Wyzga	55,000	49,500	104,500

(1)

Amount reflects the aggregate grant date fair value of options granted during 2017 computed in accordance with ASC Topic 718, as used by analogy for non-employees. The assumptions used in the valuation of these awards are set forth in Note 11 to our financial statements, which are included in our Annual Report on Form 10-K for the year ended December 31, 2017.
(2)	As of December 31, 2017, the following options held by our non-employee directors were outstanding:

Name	Shares Subject to Outstanding Options
Elisha P. (“Terry”) Gould III	—
Perry A. Karsen	60,189
Jack W. Lasersohn, J.D.	60,000
Laurence Lasky, Ph.D.	70,000
Deepa R. Pakianathan, Ph.D.	60,000
Jonathan D. Root, M.D.	60,000
Denise Scots-Knight, Ph.D.	60,000
Rick E Winningham	60,000
Michael S. Wyzga	87,853
(3)	Mr. Gould did not stand for reelection as a member of our Board of Directors at the 2017 annual meeting of stockholders. As a result, he ceased serving as a non-employee director in June 2017.

EXECUTIVE OFFICERS

The following is biographical information for our executive officers, including their ages, as of April 23, 2018.

Name	Age	Position(s)
John A. Lewicki, Ph.D.	66	President and Chief Executive Officer
Austin Gurney, Ph.D.	54	Chief Scientific Officer, Senior Vice President, Research
Alicia J. Hager, J.D., Ph.D.	48	Senior Vice President and General Counsel
Robert Stagg, Pharm.D.	59	Senior Vice President, Clinical Research and Development
Yvonne Li	58	Vice President, Finance, Controller and Administration

John A. Lewicki, Ph.D. has served as our President and Chief Executive Officer and as a director on our board of directors since March 2018. Please see Dr. Lewicki’s biography set forth above in the section entitled “Proposal No. 1—Election of Directors.”

Austin Gurney, Ph.D. has served as our Chief Scientific Officer, Senior Vice President, Research since June 2017, and previously served as our Senior Vice President, Molecular and Cellular Biology and co-Chief Scientific Officer from January 2016, our Senior Vice President, Molecular and Cellular Biology from December 2009, and Vice President of Molecular and Cellular Biology from 2004. Prior to that time, Dr. Gurney worked at Genentech, Inc., where his research contributed to the discovery of numerous growth factors and cytokines. Dr. Gurney has authored or co-authored more than 60 published scientific papers and is listed as an inventor on over 600 patents related to therapeutic applications in immunology and cancer. Dr. Gurney received a B.S. in Biology from Rensselaer Polytechnic Institute and a Ph.D. in Molecular and Cellular Biology from the Case Western Reserve University School of Medicine.

Alicia J. Hager, J.D., Ph.D. has served as our Senior Vice President and General Counsel since January 2017, and previously served as our Vice President and General Counsel from December 2012, our Vice President, Legal Affairs from July 2010 and our Chief Patent Counsel from November 2008. From June 2008 to October 2008, Dr. Hager served as our Senior Patent Counsel. From October 2002 to May 2008, Dr. Hager was an associate at the law firm of Morrison & Foerster LLP, where she served as intellectual property counsel for biotech and pharmaceutical clients. Prior to Morrison & Foerster LLP, Dr. Hager was a patent agent at the law firm of Heller Ehrman White & McAuliffe LLP. Dr. Hager received an A.B. in Chemistry from Occidental College, an A.M. and Ph.D. in Chemistry from Harvard University and a J.D. from Stanford Law School.

Robert Stagg, Pharm.D. has served as our Senior Vice President, Clinical Research and Development since December 2016. In addition, he previously served as our Vice President of Clinical Research from January 2009 to December 2016, and prior to that as our Vice President of Clinical Research and Regulatory from September 2007 to January 2009. Prior to joining OncoMed, Dr. Stagg served as Vice President of Regulatory and Drug Safety at PDL BioPharma, and he previously served in a variety of clinical research capacities at various pharmaceutical and biotechnology companies. Dr. Stagg received his Pharm.D. from the University of the Pacific and he subsequently did his residency and Oncology fellowship at the University of California, San Francisco (UCSF). Subsequently, he joined the faculty at UCSF where he was an Assistant Clinical Professor from July 1983 to January 1991. While at UCSF his primary focus was oncology clinical research.

Yvonne Li has served as our Vice President, Finance, Controller and Administration since March 2014, and previously served as our Vice President, Controller from December 2012, our Senior Director, Controller from January 2010, and our Director, Controller from April 2007. Prior to joining OncoMed, Ms. Li served as Director of Accounting at Anita Borg Institute and held various positions at Actel Corporation. Ms. Li received a Master of Business Administration with a concentration in Finance from San Francisco State University. Ms. Li is a member of the American Institute of Certified Public Accountants.

EXECUTIVE COMPENSATION

The following is a discussion and analysis of compensation arrangements of our named executive officers (“NEOs”). As an “emerging growth company” as defined in the JOBS Act, we are not required to include a Compensation Discussion and

Analysis section and have elected to comply with the scaled disclosure requirements applicable to emerging growth companies.

We seek to ensure that the total compensation paid to our executive officers is reasonable and competitive. Compensation of our executives is structured around the achievement of individual performance and near-term corporate targets as well as long-term business objectives.

Our NEOs for fiscal year 2017 were as follows:

•	John A. Lewicki, Ph.D., President and Chief Executive Officer;
•	Paul Hastings, former Chairman, Chief Executive Officer and President;
•	Sunil Patel, former Executive Vice President and Chief Financial Officer;
•	Austin Gurney, Ph.D., Chief Scientific Officer, Senior Vice President, Research; and
•	Alicia Hager, J.D., Ph.D., Senior Vice President and General Counsel.

Mr. Hastings resigned from OncoMed as of January 1, 2018 and Mr. Patel resigned from OncoMed as of March 9, 2018. Dr. Lewicki was appointed as our President and Chief Executive Officer as of March 16, 2018, and prior to such time he served as our Executive Vice President, Research and Development.  During fiscal year 2017, both Dr. Lewicki and Mr. Patel served as co-principal executive officers of the Company when Mr. Hastings commenced a medical leave of absence in September 2017.

2017 Summary Compensation Table

The following table sets forth total compensation paid to our NEOs, who are comprised of (1) the three individuals who served as our principal executive officer in fiscal year 2017, and (2) our next two highest compensated executive officers during the year ended December 31, 2017, other than the principal executive officers.

NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	STOCK AWARDS ($)(1)	OPTION AWARDS ($)(1)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)(2)	TOTAL ($)
John A. Lewicki, Ph.D.,	2017	419,777	192,925	967,675	167,911	1,748,288
President and Chief Executive Officer	2016	407,550	141,750	—	146,718	696,018
Paul Hastings,	2017	551,127	169,650	1,857,110	60,624	2,638,511
Former Chairman, Chief Executive Officer & President(3)	2016	535,075	158,760	—	264,862	958,697
Sunil Patel,	2017	406,117	183,600	939,700	167,780	1,697,197
Former Executive Vice President and Chief Financial Officer(4)
Austin Gurney, Ph.D.,	2017	365,612	154,536	804,964	116,996	1,442,108
Chief Scientific Officer, Senior Vice President, Research
Alicia Hager, J.D., Ph.D.,	2017	347,619	154,536	804,964	125,143	1,432,262
Senior Vice President and General Counsel

(1)

Amounts reflect the aggregate grant date fair value of restricted stock units and stock options computed in accordance with ASC Topic 718. The assumptions used in the valuation of these awards are set forth in Note 11 to our financial statements, which are included in our Annual Report on Form 10‑K for the year ended December 31, 2017.

(2)

Represents amount paid under our cash incentive programs which are earned by our NEOs pursuant to the achievement of certain performance objectives. For fiscal year 2017, these amounts were paid to our NEOs in early 2018. Please see the descriptions of the annual bonuses paid to our NEOs in “Narrative to 2017 Summary Compensation Table and Outstanding Equity Awards at 2017 Fiscal Year End—Terms and Conditions of Performance-Based Annual Bonus Program” below.

(3)

Mr. Hastings resigned from OncoMed on January 1, 2018. In connection with his resignation, Mr. Hastings received certain severance payments and other benefits, as described in “Narrative to 2017 Summary Compensation Table and Outstanding Equity Awards at 2017 Fiscal Year End—Terms and Conditions of Offer Letter and Severance Agreement for Paul Hastings” below.

(4)	Mr. Patel resigned from OncoMed on March 9, 2018. He did not receive any severance payments in connection with his resignation.

Outstanding Equity Awards at 2017 Fiscal Year End

The following table lists all outstanding equity awards held by our NEOs as of December 31, 2017.

		OPTION AWARDS				STOCK AWARDS
NAME	VESTING COMMENCEMENT DATE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)(5)
John A. Lewicki, Ph.D.	12/5/2008	134,423	—	3.42	12/5/2018	—	—
	12/18/2009	59,409	—	4.11	12/18/2019	—	—
	7/17/2013	14,000	—	17.00	7/17/2023	—	—
	12/18/2014(1)	37,500	12,500	21.18	12/17/2024	—	—
	12/27/2015(1)	35,000	35,000	21.43	12/26/2025	—	—
	10/9/2016(2)	—	—	—	—	9,375	38,438
	1/3/2017(1)	14,894	50,106	7.66	1/2/2027	—	—
	4/23/2017(1)	11,250	56,250	3.73	4/22/2027	—	—
	4/23/2017(3)	—	—	—	—	22,500	92,250
	10/7/2017(1)	2,083	47,917	4.36	10/6/2027	—	—
	10/7/2017(2)	—	—	—	—	25,000	102,500
Paul Hastings(6)	12/5/2008	331,187	—	3.42	12/4/2018	—	—
	12/18/2009	84,929	—	4.11	12/17/2019	—	—
	7/17/2013	160,000	—	17.00	7/17/2023	—	—
	12/18/2014(1)	105,000	35,000	21.18	12/17/2024	—	—
	12/28/2015(1)	85,000	85,000	22.10	12/27/2025	—	—
	10/9/2016(2)	—	—	—	—	10,500	43,050
	1/3/2017(1)	40,333	135,667	7.66	1/2/2027	—	—
	4/24/2017(1)	22,500	112,500	3.77	4/22/2027	—	—
	4/24/2017(3)	—	—	—	—	45,000	184,500
Sunil Patel(7)	7/30/2009	150,326	—	3.42	7/30/2019	—	—
	7/17/2013	14,000	—	17.00	7/17/2023	—	—
	12/18/2014(1)	37,500	12,500	21.18	12/17/2024	—	—
	12/27/2015(1)	35,000	35,000	21.43	12/26/2025	—	—
	10/9/2016(2)	—	—	—	—	9,375	38,438
	1/3/2017(1)	14,894	50,106	7.66	1/2/2027	—	—
	4/23/2017(1)	10,000	50,000	3.73	4/22/2027	—	—
	4/23/2017(3)	—	—	—	—	20,000	82,000
	10/7/2017(1)	2,083	47,917	4.36	10/6/2027	—	—
	10/7/2017(2)	—	—	—	—	25,000	102,500
Austin Gurney, Ph.D.	5/21/2008	23,684	—	3.42	5/21/2018	—	—
	12/5/2008	92,086	—	3.42	12/5/2018	—	—
	12/18/2009	59,409	—	4.11	12/18/2019	—	—
	7/17/2013	14,000	—	17.00	7/17/2023	—	—
	12/18/2014(1)	37,500	12,500	21.18	12/17/2024	—	—
	12/27/2015(1)	20,000	20,000	21.43	12/26/2025	—	—
	10/9/2016(2)	—	—	—	—	9,375	38,438
	1/3/2017(1)	12,603	42,397	7.66	1/2/2027	—	—
	4/23/2017(1)	10,000	50,000	3.73	4/22/2027	—	—
	4/23/2017(3)	—	—	—	—	20,000	82,000
	10/7/2017(1)	1,527	35,139	4.36	10/6/2027	—	—
	10/7/2017(2)	—	—	—	—	18,334	75,169

		OPTION AWARDS				STOCK AWARDS
NAME	VESTING COMMENCEMENT DATE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)(5)
Alicia J. Hager, J.D., Ph.D.	12/5/2008	19,386	—	3.42	12/5/2018	—	—
	3/15/2013(4)	105,872	1,795	8.55	3/15/2023	—	—
	7/17/2013	10,000	—	17.00	7/17/2023	—	—
	12/18/2014(1)	26,250	8,750	21.18	12/17/2024	—	—
	12/27/2015(1)	20,000	20,000	21.43	12/26/2025	—	—
	10/9/2016(2)	—	—	—	—	9,375	38,438
	1/3/2017(1)	12,603	42,397	7.66	1/2/2027	—	—
	4/23/2017(1)	10,000	50,000	3.73	4/22/2027	—	—
	4/23/2017(3)	—	—	—	—	20,000	82,000
	10/7/2017(1)	1,527	35,139	4.36	10/6/2027	—	—
	10/7/2017(2)	—	—	—	—	18,334	75,169

(1)

These options vest and become exercisable as to 1/48th of the shares on each monthly anniversary of the vesting commencement date, such that all shares subject to an option will be vested and exercisable on the fourth anniversary of the vesting commencement date, subject to the holder continuing to provide services to us through the applicable vesting date.

(2)

25% of the restricted stock units (“RSUs”) vest on each of the first and second anniversaries of the vesting commencement date, and 50% of the RSUs vest on the third anniversary of the vesting commencement date, subject to the holder continuing to provide services to us through the applicable vesting date.

(3)

50% of the RSUs vest on the first anniversary of the vesting commencement date and 50% of the RSUs vest on the second anniversary of the vesting commencement date, subject to the holder continuing to provide services to us through the applicable vesting date.

(4)

The option vests and becomes exercisable as to 1/60th of the shares on each monthly anniversary of the vesting commencement date, such that all shares subject to the option will be vested and exercisable on the fifth anniversary of the vesting commencement date, subject to the holder continuing to provide services to us through the applicable vesting date.

(5)	Amount shown is based on market value per share of our common stock of $4.10, which represents the closing price of our common stock on the Nasdaq Global Select Market on December 29, 2017.
(6)

Mr. Hastings resigned from OncoMed on January 1, 2018. In connection with such resignation, we entered into a letter agreement with Mr. Hastings which provided, among other things, for (a) accelerated vesting of the portion of Mr. Hastings’ outstanding stock options and restricted stock units that would have otherwise vested through December 31, 2018 had Mr. Hastings’ employment continued, and (b) each vested stock option held by Mr. Hastings, after giving effect to such accelerated vesting, to remain exercisable until the earlier of the original expiration date of such stock option or December 31, 2018. The terms of this letter agreement are described below in “Narrative to 2017 Summary Compensation Table and Outstanding Equity Awards at 2017 Fiscal Year End—Terms and Conditions of Offer Letter and Severance Agreement for Paul Hastings.”

(7)

Mr. Patel resigned from OncoMed on March 9, 2018 and, in connection with such resignation, he forfeited all unvested shares subject to his equity awards. Mr. Patel has until June 9, 2018 to exercise the vested shares subject to his options.

Narrative to 2017 Summary Compensation Table and Outstanding Equity Awards at 2017 Fiscal Year End

Terms and Conditions of Offer Letter and Severance Agreement for Paul Hastings

On November 12, 2005, we entered into an offer letter agreement with Mr. Hastings (the “Hastings Offer Letter”), as last amended in October 2015, to serve as our Chief Executive Officer and President, providing for an annual base salary, which was $551,127 in 2017, and an annual target bonus of up to a certain percentage of such base salary, which was 55% in 2017, upon achievement of specific corporate and individual goals and objectives to be established by our board of directors. Mr. Hastings’ base salary is subject to review annually. Pursuant to the Hastings Offer Letter, in the event of a “change in control” (as defined in the Hastings Offer Letter) of the Company, the vesting of Mr. Hastings’ equity awards, including, without limitation, his stock options and restricted stock units, will be accelerated with respect to 25% of shares subject thereto. In the event of (a) a termination of Mr. Hastings’ employment with us other than for “cause” (as defined in the Hastings Offer Letter), or (b) Mr. Hastings’ resignation for “good reason” (as defined in the Hastings Offer Letter) within 18 months following a change in control, if he signs and does not revoke a standard form of release of claims, Mr. Hastings shall receive (i) a severance amount equal to the sum of 24 months of base salary and 24 months target bonus, (ii) up to 24 months of continued healthcare coverage, and (iii) 100% vesting acceleration of outstanding equity awards. In the event of (a) a termination of Mr. Hastings’ employment with us other than for “cause” (as defined in the Hastings Offer Letter), or (b) Mr. Hastings’ resignation for “good reason” (as defined in the Hastings Offer Letter) prior to or more than 18 months after a change in control, if he signs and does not revoke a standard form of release of claims, Mr. Hastings shall receive (i) a severance amount equal to the sum of 12 months of base salary and 12 months target bonus and (ii) up to 12 months of continued healthcare coverage. The Hastings Offer Letter terminated effective January 1, 2018 following Mr. Hastings’ entry into the Hastings Severance Agreement (as defined below).

In connection with Mr. Hastings’ resignation on January 1, 2018, we entered into a letter agreement with Mr. Hastings (the “Hastings Severance Agreement”). The Hastings Severance Agreement provides for, among other things, (a) continued payment of Mr. Hastings’ base salary through December 31, 2018, (b) up to 12 months of continued health care coverage, (c) $303,119.85, which represents Mr. Hastings’ target bonus for fiscal year 2018, less required withholding taxes, and (d) accelerated vesting of the portion of Mr. Hastings’ outstanding stock options and restricted stock units that would have otherwise vested through December 31, 2018 had Mr. Hastings’ employment continued. In addition, each vested stock option held by Mr. Hastings (after giving effect to vesting acceleration pursuant to the Hastings Severance Agreement) will remain exercisable until the earlier of the original expiration date of such stock option or December 31, 2018. Pursuant to the terms of the Hastings Severance Agreement, Mr. Hastings has provided us with a general release of claims against us.

Terms and Conditions of Offer Letters for John A. Lewicki, Ph.D., Austin Gurney, Ph.D., Alicia J. Hager, J.D., Ph.D., and Sunil Patel

We have entered into standard offer letters with each of Mr. Patel and Drs. Lewicki, Gurney, and Hager that provided for annual base salary, annual target bonus and certain benefits, which may be changed in the discretion of the Company. All other obligations under the offer letters have been satisfied. Mr. Patel’s offer letter terminated upon his resignation from OncoMed on March 9, 2018.

Terms and Conditions of Change in Control and Severance Agreements for John A. Lewicki, Ph.D., Austin Gurney, Ph.D., Alicia J. Hager, J.D., Ph.D., and Sunil Patel

We entered into Change in Control and Severance Agreements with Mr. Patel and Drs. Lewicki, Gurney, and Hager, as last amended in October 2015 (collectively, the “Change in Control and Severance Agreements”), each of which provides that in the event of (a) a termination of his/her employment with us other than for “cause” (as defined in the applicable Change in Control and Severance Agreement), or (b) his/her resignation for “good reason” (as defined in the applicable Change in Control and Severance Agreement), if he/she signs and does not revoke a standard form of release of claims, then Mr. Patel or Drs. Lewicki, Gurney, and Hager shall be entitled to receive (i) a severance amount equal to the sum of nine months of base salary and nine months target bonus, and (ii) up to nine months of continued healthcare coverage. If such qualifying termination or resignation occurs within 12 months following a “change in control” (as defined in the applicable Change in Control and Severance Agreement) of the Company, and he/she signs and does not revoke a standard form of release of claims, Mr. Patel or Drs. Lewicki, Gurney, and Hager will instead receive (i) a severance amount equal to the sum of 12 months of base salary and 12 months target bonus, (ii) up to 12 months of continued healthcare coverage, and (iii) 100% vesting acceleration of outstanding equity awards, including, without limitation, his/her stock options and restricted stock units. In the event of a change in control, the vesting of any equity awards will automatically accelerate as to 25% of the total number of shares subject thereto.

Mr. Patel’s Change in Control and Severance Agreement terminated upon his resignation from OncoMed on March 9, 2018.

Terms and Conditions of Performance-Based Annual Bonus Program

For fiscal year 2017, all of our NEOs were eligible for performance-based cash incentives pursuant to the achievement of certain performance objectives. The performance goals for these annual performance cash incentives are reviewed and approved annually by our compensation committee. The determination of the amount of bonuses paid to our NEOs generally reflects a number of considerations, including revenue and operational goals.

Target Bonus Opportunity

Each NEO’s target bonus opportunity is expressed as a percentage of base salary which can be achieved by meeting corporate and divisional goals and may be increased or decreased based on individual performance. For each of our NEOs, their target bonus opportunity is originally set in their offer letters with us as described above. Our compensation committee reviews these target percentages to ensure they are adequate. While reviewing these target percentages the compensation committee does not follow a formula but rather uses multiple factors as general background information prior to determining the target bonus opportunity rates for our participating NEOs. The compensation committee sets these rates based on each participating executive’s experience in her or his role with the company and the level of responsibility held by each executive, which the compensation committee believes directly correlates to her or his ability to influence corporate results. For fiscal year 2017, the compensation committee initially used a guideline target bonus opportunity of 55% for Mr. Hastings, 45% for Dr. Lewicki, and 40% for Mr. Patel and Drs. Gurney and Hager. In connection with the appointment of Dr. Lewicki and Mr. Patel as members of the Office of the President in September 2017, and Mr. Patel’s concurrent promotion to Executive Vice President and Chief Financial Officer, the compensation committee increased the target bonus opportunity for fiscal year 2017 for each of Dr. Lewicki and Mr. Patel to 50%.

Performance Goals and Weighting

When determining the performance bonus amounts for our NEOs, the compensation committee sets certain performance goals, using a mixture of financial and operational performance objectives after receiving input from our Chief Executive Officer. These performance goals are not expected to be attained based on average or below average performance. Corporate goals and performance targets are reviewed and approved by the compensation committee prior to any allocation of the bonus. After determining performance targets, each performance target is given a different weight when determining the overall bonus amount based on the importance to the success of the Company for each performance target. For fiscal year 2017, the financial performance targets were weighted at 10% and the operational targets were weighted at 90%.

Achievement Level

For each of these performance goals under the annual cash incentive program, the compensation committee sets a target achievement level. There is no minimum or maximum achievement for each performance target, instead the compensation committee weighs the achievement, partial achievement or non-achievement for each performance target when deciding the overall achievement level.

In early fiscal year 2017, the compensation committee established a corporate performance target for financial and operational goals. Our operational performance goals include business development, research and development, achievement of certain milestones in discovery and drug development, and clinical and intellectual property performance goals during the fiscal year. These operational performance goals are internal goals and are not publicly disclosed in any form. We keep the target levels for these operational goals confidential for both operational and competitive reasons, but generally the compensation committee intended for the operational goals to require significant effort on the part of our NEOs and, therefore, set these targets at levels they believed would be difficult to achieve, such that average or below average performance would not satisfy these targets. In January 2018, the compensation committee reviewed our fiscal year 2017 company-wide performance with respect to determining bonuses to executive officers. Based on the achievement of all financial goals and the achievement of most of the operational goals, the compensation committee determined the corporate performance achievement of 80%. Following its review and determinations, the compensation committee awarded 2017 cash bonuses to the NEOs of 11.0% (for Mr. Hastings), 40.0% (for each of Mr. Patel and Dr. Lewicki), 36.0% (for Dr. Hager), and 32.0% (for Dr. Gurney) of the executives’ respective base salaries, which was equal to 20% of Mr. Hastings’ target bonus amount (to account for his partial service and leave of absence during 2017), 80% of each of Mr. Patel’s and Drs. Lewicki’s and Gurney’s target bonus amounts, and 90% of Dr. Hager’s target bonus amount. Each of Messrs. Hastings and Patel received his annual bonus because each was employed for the entire 2017 fiscal year. The NEOs’ 2017 bonuses are set forth in the “2017 Summary Compensation Table” above.

Terms and Conditions of Equity Award Grants

All of our NEOs were granted restricted stock units and stock options in fiscal year 2017.

In January 2017, our board of directors (after recommendations from our compensation committee in December 2016) approved the grant of an option to purchase 176,000 shares of our common stock to Mr. Hastings, an option to purchase 65,000 shares of our common stock to each of Mr. Patel and Dr. Lewicki and an option to purchase 55,000 shares of our common stock to each of Drs. Gurney and Hager. The stock options were granted to Messrs. Hastings and Patel and Drs. Lewicki, Gurney, and Hager on January 3, 2017, with an exercise price of $7.66, which represents the closing trading price of our common stock on the date of grant. Each option vests in equal monthly installments over four years measured from the grant date, subject to the NEO’s continued service to us through the applicable vesting date.

In April 2017, our compensation committee recommended that the Board grant to each NEO restricted stock units and stock options.  The Board approved 45,000 restricted stock units and an option to purchase 135,000 shares of our common stock to Mr. Hastings; 22,500 restricted stock units and an option to purchase 67,500 shares of our common stock to Dr. Lewicki; and 20,000 restricted stock units and an option to purchase 60,000 shares of our common stock to each of Mr. Patel and Drs. Gurney and Hager.  Fifty percent of the restricted stock units vest on the first anniversary of the vesting commencement date and the remaining fifty percent of the restricted stock units vest on the second anniversary of the vesting commencement date, subject to the NEO’s continued service to us through the applicable vesting date. The stock options were granted to Mr. Hastings on April 24, 2017, with an exercise price of $3.77, and to Mr. Patel and Drs. Lewicki, Gurney, and Hager on April 23, 2017, with an exercise price of $3.73, which in each case represents the closing trading price of our common stock on the date of grant. Each option vests in equal monthly installments over four years measured from the grant date, subject to the NEO’s continued service to us through the applicable vesting date.

In October 2017, our compensation committee approved the grant of 25,000 restricted stock units and an option to purchase 50,000 shares of our common stock to each of Mr. Patel and Dr. Lewicki and the grant of 18,334 restricted stock units and an option to purchase 36,666 shares of our common stock to each of Drs. Gurney and Hager. Twenty five percent of the restricted stock units vest on each of the first and second anniversaries of the vesting commencement date and the remaining fifty percent of the restricted stock units vest on the third anniversary of the vesting commencement date, subject to the NEO’s continued service to us through the applicable vesting date. The stock options were granted to Mr. Patel and Drs. Lewicki, Gurney, and Hager on October 7, 2017, with an exercise price of $4.36, which represents the closing trading price of our common stock on the date of grant. Each option vests in equal monthly installments over four years measured from the grant date, subject to the NEO’s continued service to us through the applicable vesting date.

In accordance with the Hastings Severance Agreement, described in “Terms and Conditions of Offer Letter and Severance Agreement for Paul Hastings” above, the portion of Mr. Hastings’ outstanding stock options and restricted stock units that would otherwise have vested through December 31, 2018, had Mr. Hastings’ employment continued though such date, vested as of January 1, 2018. Mr. Hastings otherwise forfeited his unvested stock options and restricted stock units upon his resignation of employment from OncoMed on January 1, 2018. Mr. Patel forfeited his unvested stock options and restricted stock units upon his resignation of employment from OncoMed on March 9, 2018. The table above entitled “Outstanding Equity Awards at 2017 Fiscal Year End” describes the material terms of restricted stock units and other option awards made in past fiscal years to our NEOs.

Equity Compensation Plan Information

The following table provides certain information as of December 31, 2017, with respect to all of our equity compensation plans in effect on that date.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity Compensation Plans Approved by Stockholders(1)(2)	6,096,675	(3)	$10.70	(4)	1,812,333	(5)
Equity Compensation Plans Not Approved by Stockholders	—		—		—
Total	6,096,675		$10.70		1,812,333

(1)	Includes the OncoMed Pharmaceuticals, Inc. 2013 Equity Incentive Award Plan, 2013 Employee Stock Purchase Plan and 2004 Stock Incentive Plan, as amended.
(2)

The 2013 Equity Incentive Award Plan contains an “evergreen” provision, pursuant to which the number of shares of common stock reserved for issuance pursuant to awards under such plan shall be increased on the first day of each year beginning in 2014 and ending in 2023, equal to the least of (A) 1,500,000 shares, (B) four percent (4.0%) of the shares of stock outstanding (on an as converted basis) on the last day of the immediately preceding fiscal year and (C) such smaller number of shares of stock as determined by our board of directors; provided, however, that no more than 19,634,255 shares of stock may be issued upon the exercise of incentive stock options. The 2013 Employee Stock Purchase Plan contains an “evergreen” provision, pursuant to which the number of shares of common stock reserved for issuance under such plan shall be increased on the first day of each year beginning in 2014 and ending in 2023, equal to the least of (A) 350,000 shares, (B) one percent (1.0%) of the shares of stock outstanding (on an as converted basis) on the last day of the immediately preceding fiscal year and (C) such smaller number of shares of stock as determined by our board of directors.

(3)

Represents 5,217,059 shares subject to outstanding options and 879,616 shares that may be issued upon vesting of outstanding RSUs, in each case pursuant to equity awards issued under the OncoMed Pharmaceuticals, Inc. 2013 Equity Incentive Award Plan, 2013 Employee Stock Purchase Plan and 2004 Stock Incentive Plan, as amended.

(4)	Shares issuable upon vesting of RSUs have been excluded from the calculation of the weighted average exercise price because they have no exercise price associated with them.
(5)

Includes 1,205,870 shares that were available for future issuance as of December 31, 2017 under the 2013 Employee Stock Purchase Plan, which allows eligible employees to purchase shares of common stock with accumulated payroll deductions.

INFORMATION ABOUT STOCK OWNERSHIP

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information as to the beneficial ownership of our common stock as of April 23, 2018 for:

•	each person, or group of affiliated persons, known by us to beneficially own more than five percent of our common stock;
•	each named executive officer as set forth in the summary compensation table included in this proxy statement;
•	each of our directors; and
•	all current executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of April 23, 2018, and restricted stock units that vest within 60 days of April 23, 2018, are deemed to be outstanding and to be beneficially owned by the person holding the options or restricted stock units for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Percentage ownership of our common stock in the table is based on 38,431,086 shares of our common stock issued and outstanding on April 23, 2018. Unless otherwise indicated, the address of each of the individuals and entities named below is c/o OncoMed Pharmaceuticals, Inc., 800 Chesapeake Drive, Redwood City, California 94063.

	Shares of Common Stock Beneficially Owned(1)
Name of Beneficial Owner	Common Stock	Securities Exercisable Within 60 Days	Number of Shares Beneficially Owned	Percent
5% Stockholders:
PRIMECAP Management Company(2)	5,565,600	—	5,565,600	14.48%
Biotechnology Value Fund, L.P.(3)	4,271,289	—	4,271,289	11.11%
Celgene Corporation(4)	2,970,588	—	2,970,588	7.73%
Perceptive Advisors LLC(5)	2,620,897	—	2,620,897	6.82%
GlaxoSmithKline LLC(6)	2,607,546	—	2,607,546	6.78%
Entities Affiliated with Delphi Ventures(7)	2,010,542	—	2,010,542	5.23%
Phase4 Ventures III LP(8)	1,943,509	—	1,943,509	5.06%
Named Executive Officers and Directors:
Paul J. Hastings(9)	46,688	984,198	1,030,886	2.68%
Sunil Patel(10)	—	282,656	282,656	*
John A. Lewicki, Ph.D.(11)	113,738	372,150	485,888	1.26%
Austin Gurney, Ph.D.(12)	43,108	306,224	349,332	*
Alicia J. Hager, J.D., Ph.D.(13)	20,938	240,973	261,911	*
Perry A. Karsen(14)	72,500	150,126	222,626	*
Jack W. Lasersohn, J.D.(15)	1,685,913	60,000	1,745,913	4.54%
Laurence Lasky, Ph.D.(16)	10,332	70,000	80,332	*
Deepa R. Pakianathan, Ph.D.(17)	2,010,542	60,000	2,070,542	5.39%
Denise Scots-Knight, Ph.D.(18)	1,943,509	60,000	2,003,509	5.21%
Jonathan D. Root, M.D.(19)	121,020	60,000	181,020	*
Rick E Winningham(20)	—	50,000	50,000	*
Michael S. Wyzga(21)	—	87,853	87,853	*
All directors and current executive officers as a group (13 persons)(22)	6,064,718	1,743,880	7,808,598	20.32%

*	Represents beneficial ownership of less than one percent of our issued and outstanding shares of common stock.
(1)

Represents shares of common stock held and restricted stock units held by such individuals that may vest within 60 days of April 23, 2018, and options held by such individuals that are exercisable within 60 days of April 23, 2018. Includes shares held in the beneficial owner’s name or jointly with others, or in the name of a bank, nominee or trustee for the beneficial owner’s account. Reported numbers do not include restricted stock units or options that vest more than 60 days after April 23, 2018.

(2)

As reported on Schedule 13G/A filed with the SEC on February 27, 2018 by PRIMECAP Management Company. The address of PRIMECAP Management Company is 177 E. Colorado Blvd., 11th Floor, Pasadena, CA 91105.

(3)

As reported on Schedule 13G/A filed with the SEC on February 14, 2018 by Biotechnology Value Fund, L.P. (“BVF”), Biotechnology Value Fund II, L.P. (“BVF2”), Biotechnology Value Trading Fund OS LP (“Trading Fund OS”), BVF Partners OS Ltd. (“Partners OS”), BVF Partners L.P. (“Partners”), BVF Inc., and Mark N. Lampert (“Mr. Lampert”). Partners OS as the general partner of Trading Fund OS may be deemed to beneficially own the 370,183 shares of Common Stock beneficially owned by Trading Fund OS. Partners, as the general partner of BVF, BVF2, the investment manager of Trading Fund OS, and the sole member of Partners OS, may be deemed to beneficially own the 4,271,289 shares of Common Stock beneficially owned in the aggregate by BVF, BVF2, Trading Fund OS, and certain Partners managed accounts (the “Partners Managed Accounts”), including 531,126 shares of Common Stock held in the Partners Managed Accounts. BVF Inc., as the general partner of Partners, may be deemed to beneficially own the 4,271,289 shares of Common Stock beneficially owned by Partners. Mr. Lampert, as a director and officer of BVF Inc., may be deemed to beneficially own the 4,271,289 shares of Common Stock beneficially owned by BVF Inc. Partners OS disclaims beneficial ownership of the Common Stock beneficially owned by Trading Fund OS. Each of Partners, BVF Inc. and Mr. Lampert disclaims beneficial ownership of the Common Stock beneficially owned by BVF, BVF2, Trading Fund OS, and the Partners Managed Accounts. The address for BVF, BVF2, Partners, BVF Inc., and Mr. Lampert is 1 Sansome Street, 30th Floor, San Francisco, California 94104. The address for Trading Fund OS and Partners OS is PO Box 309 Ugland House, Grand Cayman, KY1-1104, Cayman Islands.

(4)	As reported on Schedule 13G filed with the SEC on August 24, 2016 by Celgene Corporation. The address of Celgene Corporation is 86 Morris Avenue, Summit, New Jersey 07901.
(5)

As reported on Schedule 13G/A filed with the SEC on February 14, 2018 by Perceptive Advisors LLC (“Perceptive Advisors”), Joseph Edelman (“Mr. Edelman”), and Perceptive Life Sciences Master Fund, Ltd. (the “Master Fund”). Perceptive Advisors serves as the investment manager to the Master Fund and may be deemed to beneficially own the securities directly held by the Master Fund. Mr. Edelman is the managing member of Perceptive Advisors and may be deemed to beneficially own the securities directly held by the Master Fund. The address for such entities and persons is 51 Astor Place, 10th Floor, New York, NY 10003.

(6)

As reported on Schedule 13G filed with the SEC on February 14, 2014 by GlaxoSmithKline plc, with respect to shares held by GlaxoSmithKline LLC. GlaxoSmithKline plc has sole voting and dispositive power over the shares held by GlaxoSmithKline LLC. The address of GlaxoSmithKline plc is 980 Great West Road, Brentford, Middlesex, TW8 9GS, England.

(7)

As reported on Schedule 13G/A filed with the SEC on February 13, 2018 by Delphi Ventures VIII, L.P., a Delaware limited partnership (“DV VIII”), Delphi BioInvestments VIII, L.P., a Delaware limited partnership (“DBI VIII”), Delphi Management Partners VIII, L.L.C., a Delaware limited liability company (“DMP VIII”) and the general partner of DV VIII and DBI VIII, and James J. Bochnowski (“Bochnowski”), David L. Douglass (“Douglass”), Douglas A. Roeder (“Roeder”) and Deepika R. Pakianathan, Ph.D. (“Pakianathan”), the managing members of DMP VIII. DMP VIII is the general partner of DV VIII and DBI VIII and may be deemed to have sole power to vote and sole power to dispose of shares of the issuer directly owned by DV VIII and DBI VIII. Bochnowski, Douglass, Roeder and Pakianathan are the managing members of DMP VIII and may be deemed to have shared power to vote and shared power to dispose of the shares of the issuer directly owned by DV VIII and DBI VIII. Bochnowski, Douglass, Roeder and Pakianathan disclaim beneficial ownership of the reported securities directly owned by DV VIII and DBI VIII, except to the extent of any pecuniary interest therein. The address for such entities and persons is Delphi Ventures, 160 Bovet Rd., #408, San Mateo, CA 94402.

(8)

As reported on Schedule 13G filed with the SEC on February 13, 2015 by Phase4 Ventures III General Partner Limited (“Phase4 GP”), Phase4 Partners Limited (“Phase4 Partners”), Phase4 Ventures III LP (“Phase4”) and Phase4 Ventures III GP LP (“Phase4 GPLP”). The general partner of Phase4 is Phase4 GPLP. The general partner of Phase4 GPLP is Phase4 GP. Phase4 GP has appointed Phase4 Partners as its manager. Phase4 Partners, in its capacity as manager of Phase4 GP, ultimately exercises voting and dispositive power over the securities held by Phase4. Phase4 GP, Phase4 Partners and Phase4 GPLP may be deemed to beneficially owned the shares directly owned by Phase4. Denise Scots-Knight is a partner of Phase4 Partners and disclaims beneficial ownership of the reported securities held by Phase4 except to the extent of her pecuniary interest therein. The address for such entities and persons is c/o Phase4 Partners Ltd., Green Park House, 15 Stratton Street, London, W1J 8LQ, UK.

(9)

Consists of: (i) 46,688 shares directly owned by Mr. Hastings, and (iii) 984,198 shares that may be acquired pursuant to the exercise of stock options within 60 days of April 23, 2018 by Mr. Hastings. Mr. Hastings resigned from OncoMed on January 1, 2018.

(10)	Consists of 282,656 shares that may be acquired pursuant to the exercise of stock options within 60 days of April 23, 2018 by Mr. Patel. Mr. Patel resigned from OncoMed on March 9, 2018.
(11)

Consists of: (i) 99,388 shares held by John Allan Lewicki and Jenniffer Joan Lewicki, Trustees of the Lewicki Family Trust dated December 6, 2000 (“The Lewicki Trust”), (ii) 14,350 shares directly owned by Dr. Lewicki, and (iii) 372,150 shares that may be acquired pursuant to the exercise of stock options within 60 days of April 23, 2018 by Dr. Lewicki. Dr. Lewicki has shared voting and dispositive power over the shares held by The Lewicki Trust.

(12)	Consists of (i) 43,108 shares directly owned by Dr. Gurney, and (ii) 306,224 shares that may be acquired pursuant to the exercise of stock options within 60 days of April 23, 2018 by Dr. Gurney.
(13)	Consists of (i) 20,938 shares directly owned by Dr. Hager, and (ii) 240,973 shares that may be acquired pursuant to the exercise of stock options within 60 days of April 23, 2018 by Dr. Hager.
(14)

Consists of: (i) 72,500 shares or restricted stock units that may vest within 60 days of April 23, 2018 directly owned by Mr. Karsen, and (ii) 150,126 shares that may be acquired pursuant to the exercise of a stock option within 60 days of April 23, 2018 by Mr. Karsen.

(15)

Consists of (i) 185,709 shares held directly by Mr. Lasersohn, (ii) 60,000 shares that may be acquired pursuant to the exercise of a stock option within 60 days of April 23, 2018 by Mr. Lasersohn, and (iii) 1,500,204 shares reported on Schedule 13G/A filed with the SEC on January 13, 2017 by Vertical Fund I, L.P. (“VFI”) and Vertical Fund II, L.P. (“VFII”). The Vertical Group, L.P., a Delaware limited partnership, is the sole general partner of each of VFI and VFII, and The Vertical Group GP, LLC, a Delaware limited liability company, controls The Vertical Group, L.P. Mr. Lasersohn is a member and manager of The Vertical Group GP, LLC. Mr. Lasersohn disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. The address for such entities and persons is 106 Allen Road, Suite 207, Basking Ridge, New Jersey 07920.

(16)	Consists of (i) 10,332 shares directly owned by Dr. Lasky, and (ii) 70,000 shares that may be acquired pursuant to the exercise of a stock option within 60 days of April 23, 2018 by Dr. Lasky.
(17)	Consists of (i) the shares described in Note (7) above, and (ii) 60,000 shares that may be acquired pursuant to the exercise of a stock option within 60 days of April 23, 2018 by Dr. Pakianathan.
(18)	Consists of (i) the shares described in Note (8) above, and (ii) 60,000 shares that may be acquired pursuant to the exercise of a stock option within 60 days of April 23, 2018 by Dr. Scots-Knight.
(19)	Consists of (i) 121,020 shares held directly by Dr. Root, and (ii) 60,000 shares that may be acquired pursuant to the exercise of a stock option within 60 days of April 23, 2018 by Dr. Root.
(20)	Consists of 50,000 shares that may be acquired pursuant to the exercise of stock options within 60 days of April 23, 2018 by Mr. Winningham.

(21)	Consists of 87,853 shares that may be acquired pursuant to the exercise of a stock option within 60 days of April 23, 2018 by Mr. Wyzga.
(22)

Includes: (i) 5,843,816 shares and restricted stock units that may vest within 60 days of April 23, 2018 held by our directors and entities affiliated with certain of our directors, (ii) 220,902 shares held by our current executive officers, and (iii) 1,743,880 shares that may be acquired by our current executive officers and directors pursuant to the exercise of stock options within 60 days of April 23, 2018.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2017, none of our directors, officers or greater than 10% beneficial owners failed to file on a timely basis any reports required by Section 16(a) of the Exchange Act, except with respect to the transactions reported on the Form 5 filed by John A. Lewicki on February 6, 2018.

ADDITIONAL INFORMATION

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

Brokers with account holders who are OncoMed stockholders may be “householding” our proxy materials. A single proxy statement and annual report may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you notify your broker or the Company that you no longer wish to participate in “householding.”

If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, you may (1) notify your broker, or (2) direct your written request to: General Counsel, OncoMed Pharmaceuticals, 800 Chesapeake Drive, Redwood City, California 94063. Stockholders who currently receive multiple copies of the proxy statement and annual report at their address and would like to request “householding” of their communications should contact their broker. In addition, the Company will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the proxy statement and annual report to a stockholder at a shared address to which a single copy of the documents was delivered.

Other Matters

As of the date of this Proxy Statement, the board of directors does not intend to present any matters other than those described herein at the Annual Meeting and is unaware of any matters to be presented by other parties. If other matters are properly brought before the meeting for action by the stockholders, proxies will be voted in accordance with the recommendation of the board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

Annual Reports

Our 2017 Annual Report on Form 10-K (which is not a part of our proxy soliciting materials) will be mailed with this Proxy Statement to those stockholders that request and receive a copy of the proxy materials in the mail. Stockholders that received the Notice of Internet Availability of Proxy Materials can access the Annual Report and this Proxy Statement on the website referenced on the Notice of Internet Availability of Proxy Materials. The Annual Report and this Proxy Statement are also available on the “Financial Information” section on our investor relations website at http://www.oncomed.com/invest/financials.cfm.

Upon written request by an OncoMed stockholder, we will mail without charge a copy of our 2017 Annual Report on Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits to the Annual Report on Form 10-K. Exhibits to the Annual Report on Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed to our General Counsel, 800 Chesapeake Drive, Redwood City, California 94063.

By Order of the Board of Directors

John Lewicki, Ph.D. President and Chief Executive Officer

April 27, 2018

OncoMed
PHARMACEUTICALS

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Using a black ink pen, mark your votes with an X as shown inthis example. Please do not write outside the designated areas. X02TXVA1 U PX +Annual Meeting Proxy Card.C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign BelowPlease sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please givefull title.Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.+Change of Address — Please print your new address below. Comments — Please print your comments below.B Non-Voting ItemsA Proposals — The Board recommends a vote FOR all the nominees under Proposal 1 and FOR Proposal 2.For Against Abstain2. Ratify the selection of Ernst & Young LLP as the company’sindependent registered public accounting firm for the fiscalyear ending December 31, 2018.Meeting AttendanceMark the box to the rightif you plan to attend theAnnual Meeting.01 - John A. Lewicki, Ph.D. 02 - Denise Scots-Knight, Ph.D.1. Election of two Class II directors to hold office until the 2021 annual meeting of stockholders:For Withhold For WithholdIMPORTANT ANNUAL MEETING INFORMATIONMMMMMMMMMMMMMMMMMMMMMMMMMMM000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000004MR A SAMPLEDESIGNATION (IF ANY)ADD 1ADD 2ADD 3ADD 4ADD 5ADD 6ENDORSEMENT_LINE______________ SACKPACK_____________1234 5678 9012 345MMMMMMM 3 7 4 4 4 6 1MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE ANDMR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE ANDMR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMMMMC 1234567890 J N TC123456789qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.qElectronic Voting InstructionsAvailable 24 hours a day, 7 days a week!Instead of mailing your proxy, you may choose one of the votingmethods outlined below to vote your proxy.VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.Proxies submitted by the Internet or telephone must be received by1:00 a.m., Eastern Time, on June 22, 2018.Vote by Internet• Go to www.envisionreports.com/OMED• Or scan the QR code with your smartphone• Follow the steps outlined on the secure websiteVote by telephone• Call toll free 1-800-652-VOTE (8683) within the USA, US territories &Canada on a touch tone telephone• Follow the instructions provided by the recorded message

.OncoMed Pharmaceuticals, Inc.800 Chesapeake DriveRedwood City, CA 94063Proxy Solicited by Board of Directors for 2018 Annual Meeting of Stockholders – June 22, 2018John A. Lewicki and Alan C. Mendelson, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of theundersigned, with all the powers which the undersigned would possess if personally present, at the 2018 Annual Meeting of Stockholders ofOncoMed Pharmaceuticals, Inc. to be held on June 22, 2018 or at any postponement or adjournment thereof. Each of Proposals 1 and 2 are proposed byOncoMed Pharmaceuticals, Inc.This proxy, when properly executed, will be voted in the manner directed herein. If no such directions are indicated, the holders of this proxy willhave authority to vote FOR all nominees under Proposal 1 and FOR Proposal 2. In their discretion, the holders of this proxy are authorized tovote upon such other business as may properly come before the meeting.(Items to be voted appear on reverse side.)Proxy – OncoMed Pharmaceuticals, Inc.Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Proxy Statement and Annual Report on Form 10-K are available atwww.envisionreports.com/OMED q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q

. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and Annual Report on Form 10-K are available at www.envisionreports.com/OMED • IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. • Proxy – OncoMed Pharmaceuticals, Inc. OncoMed Pharmaceuticals, Inc. 800 Chesapeake Drive Redwood City, CA 94063 Proxy Solicited by Board of Directors for 2017 Annual Meeting of Stockholders – June 1, 2017 Paul J. Hastings, Sunil Patel and Alicia J. Hager, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the 2017 Annual Meeting of Stockholders of OncoMed Pharmaceuticals, Inc. to be held on June 1, 2017 or at any postponement or adjournment thereof. Each of Proposals 1 and 2 are proposed by OncoMed Pharmaceuticals, Inc. This proxy, when properly executed, will be voted in the manner directed herein. If no such directions are indicated, the holders of this proxy will have authority to vote FOR all nominees under Proposal 1 and FOR Proposal 2. In their discretion, the holders of this proxy are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side.)